UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 25, 2024

Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii	001-31567	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii
(Address of principal executive offices)

96813
(Zip Code)

(808) 544-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, No Par Value	CPF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The Form 8-K originally filed on April 26, 2024 incorrectly reported broker non-votes from Central Pacific Financial Corp.’s (the "Company's") Proposal 3—Ratification of appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. This Amendment No. 1 on Form 8-K (the "Amendment") corrects that information. All other information in this Amendment remains unchanged from the original Form 8-K filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 25, 2024, the Company held its Annual Meeting of Shareholders at which the Company’s shareholders voted upon and approved (i) the election of eleven (11) nominees as directors; (ii) an advisory (non-binding) shareholder resolution to approve the compensation of the Company’s named executive officers ("Say-On-Pay"); and (iii) ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The final number of votes cast for or against (withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

		For	Against/ Withheld	Abstained	Broker Non-Vote
1.	Nominees as Directors:
	Earl E. Fry	21,575,322	684,783	—	1,590,681
	Jason R. Fujimoto	22,112,846	147,259	—	1,590,681
	Jonathan B. Kindred	22,077,536	182,569	—	1,590,681
	Paul J. Kosasa	21,150,869	1,109,236	—	1,590,681
	Christopher T. Lutes	21,451,590	808,515	—	1,590,681
	Arnold D. Martines	21,656,825	603,280	—	1,590,681
	A. Catherine Ngo	21,494,952	765,153	—	1,590,681
	Robert K.W.H. Nobriga	22,200,133	59,972	—	1,590,681
	Saedene K. Ota	21,878,676	381,429	—	1,590,681
	Crystal K. Rose	21,234,656	1,025,449	—	1,590,681
	Paul K. Yonamine	21,604,735	655,370	—	1,590,681

2.	Non-binding advisory vote to approve compensation of the Company’s named executive officers (“Say-On-Pay”).	21,671,790	548,742	39,573	1,590,681

3.	Ratification of appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	23,735,434	80,807	34,545	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date:	April 30, 2024	By:	/s/ Glenn K.C. Ching
Glenn K.C. Ching
Executive Vice President, Chief Legal Officer and
Corporate Secretary